Exhibit 99(a)

STIFEL NICOLAUS FINANCIAL INSTITUTIONS INVESTORS CONFERENCE DECEMBER 6, 2007 Mike Vea Chairman, President and Chief Executive Officer Martin Zorn Executive Vice President and Chief Financial Officer Growing, Transforming, and Improving

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the markets in which Integra does business, are less favorable than expected; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra to maintain required capital levels and adequate sources of funding and liquidity; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect Integra or the business in which Integra is engaged; (10) ability to attract and retain key personnel; (11) difficulties in combining the operations of Peoples; (12) ability to secure confidential information through the use of computer systems and telecommunications network; and (13) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity, and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Table of Contents Pages 5 - 6 7 - 21 22 - 24 25 - 28 29 30 - 35 36 - 39 40 - 43 44 - 47 Overview Strategy and Results Performance Improvement Credit Quality Capital Management Pending Acquisition - PCBI Shareholder Return & Outlook for 2007 Conclusion and Closing Remarks Appendix

As of September 30, 2007 PCBI branches. Integra Bank N.A. Total Assets: $3.3 Billion Total Loans: $2.3 Billion Total Deposits: $2.4 Billion Number of Branches: 80 Employees: 834 Combined Companies Total Assets: $4.2 Billion Total Loans: $3.0 Billion Total Deposits: $3.1 Billion Number of Branches: 99 We announced our proposed merger with Peoples Community Bancorp on September 13th. Overview - Integra Franchise

Experienced Management Team with Cincinnati Market Experience Conclusion: An experienced team with metropolitan market backgrounds and four of six worked together at Star Bank in Cincinnati. Name Age Title Previous Experience Hired Michael T. Vea 49 Chairman, President and Bank One, Cincinnati 1999 Chief Executive Officer Star Bank Martin M. Zorn 51 Executive Vice President Wachovia Bank 2001 Chief Financial and Risk Officer Archie M. Brown 47 Executive Vice President Star / Firstar / US Bank 2001 Commercial and Consumer Raymond D. Beck 51 Executive Vice President National City Corp. 2006 Chief Credit Officer Star / Firstar / US Bank Roger D. Watson 54 Executive Vice President Star / Firstar / US Bank 2003 Division Mgr. / CRE Roger M. Duncan 54 Executive Vice President Integra Bank 1985 Community Banking President Bradley M. Stevens 66 Executive Vice President Prairie Bank and Trust April-07 President and CEO Chicago Region

Strategy for 2007-2009

Strategy for 2007-2009 Improve Franchise Value while generating acceptable level of Earnings Growth

Strategy

Strategy Acquire New Customers - Do More With Them. Increase our presence in faster growing Metro Markets through selective acquisitions and by continuing to recruit successful lending and product teams. Improve our Margin and Net Interest Income by improving our Loan and Asset Mix. Allocate capital to highest uses to increase Total Shareholder Return.

Strategy Acquire New Customers High Performance Checking High Performance Business Checking Competitive Product Set Build in-house or private label best in class Service Differentiation I Care Extended Banking Hours New Branch Prototype

Results CHECKING ACCOUNT AND SERVICE CHARGE GROWTH Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings Avg Y/YGrowth = 7.5% Avg Y/YGrowth = 13.6%

Results NON INTEREST INCOME GROWTH Debit Card income is up 40.4% from 3Q06 Deposit Service Charge income is up 9.3% from 3Q06

Strategy COMMERCIAL BANKING Recruit proven teams with strong track records Recruit senior bankers in strategic markets Recruit C&I expertise to Chicago team Accelerate growth of Treasury Management Relationship focused

Strategy HIRING TEAMS Team focused: Continue to opportunistically hire teams as we expand Our criteria: Teams of commercial lenders, or fee generating business lines (wealth management, etc.) with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Metro Market focused

Results COMMERCIAL STRATEGY Recruit proven teams with strong track records - CRE Team in 2003 - Cincinnati Commercial Team in mid-2006 Hired new Evansville Commercial Manager in 2007 Hired Evansville Senior Lender in 3Q 2007 Hired Chicago Commercial Manager and several new lenders second half of 2007 Hired new manager of Treasury Management in 2Q 2007

Cincinnati Commercial Commercial Real Estate Initiative Results COMMERCIAL LOAN GROWTH

Performance Improvement Improve Loan Mix Grow commercial and CRE loans Exited the indirect Marine/RV business in 4Q06 Private labeled residential mortgage processing, underwriting, closing, and servicing in 1Q07 Improve Earnings Assets Mix Reduced level of investments Increased percentage of Commercial Loans

Performance Improvement - Results Improving our Margin by improving our loan mix 4Q06 $1.8B 3Q07 $2.3B Percent of earning assets: 73.53% Percent of earning assets: 78.41%

Performance Improvement Improving Operating Leverage

Credit Quality Stable Credit Trends Continued low Net Charge-offs at 17bps through September Granular risk within our NPLs Only three loans exceeding $500K with only one of $1.25MM

Wt. Avg. FICO Score: 732 Wt. Avg. FICO Score: 703 Total Loans & Leases: $2.3B Avg. Loan Yield: 7.49% As of September 2007 Stable Credit Trends High Quality - Diversified Portfolio

Percent of the total portfolio: 38.4% Avg. Loan Size: $559K As of September 2007 CRE Loan Portfolio Commercial Real Estate Composition Diversified Product Types

CRE Loan Portfolio NOO 1-4 Family Mortgage, Construction, Land Acquisition & Development and Raw Land Composition Total Dollar Value: $350M Avg loan size: $372K Avg loan size: $1,346K Avg loan size: $78K Avg loan size: $394K Avg loan size: $205K

Capital Management Target returning 35-70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase Dividend policy - payout 35-50% of earnings Increased dividend 5.8% to $0.18 on June 20, 2007 Board approved stock buyback plan - 2.5% or $12.5 million

Definitive Agreement to Acquire Peoples Community Bancorp On September 13, 2007, Integra announced that it had entered into a definitive agreement to acquire Peoples Community Bancorp, Inc. of Cincinnati, Ohio ("Peoples"). Peoples is the holding company for Peoples Community Bank, a federally chartered stock savings bank, with 19 offices and 24 ATMs in the Greater Cincinnati metropolitan area. Under the terms of the merger agreement, which has been approved by both companies' boards of directors, each share of Peoples stock will be converted into the right to receive 0.6175 shares of Integra common stock and $6.30 in cash. Based upon Integra's closing price on September 12, 2007 of $18.45 per share, the merger consideration is equivalent to $17.69 per share of Peoples common stock or $85.6 million in total. Integra will also pay approximately $0.7 million for Peoples stock options. The transaction is expected to close in the first quarter of 2008, pending Peoples' shareholder approval, regulatory approvals and other customary closing conditions. Based upon financial data for Integra and Peoples as of September 30, 2007, the combined company will have approximately $4.2 billion in total assets, $3.1 billion in deposits and $3.0 billion in loans.

Acquisitions - Peoples Community Bank Expected close date 1Q 2008 - 19 Branches in Greater Cincinnati Metro Area - $902.2M in Assets $699.8M in Loans $741.3M in Deposits As of September 30, 2007.

Integra Expands Presence in Greater Cincinnati, Ohio Merger consistent with Integra's growth strategy Enhances existing Cincinnati franchise Attractive market demographics - premier branch locations in highest growth markets in Cincinnati Leverages existing in-market management Ability to leverage retail and small business expertise Attractive deal economics

Market Demographics Cincinnati - Middletown OH, IN, and KY MSA 2007 Deposits in Market Institution # of Br Market Share Rank Peoples 19 $758.6M 1.78% 11 Integra 8 $83.5M 0.20% 37 Pro Forma 27 $842.1M 1.97% 10 Source: SNL Financial

Market Demographics Cincinnati Region by County

Current Strategic Position Increasing scale in key MSAs Source: SNL Financial. IBNK data is pro forma w/ PCBI.

Shareholder Return and Outlook for 2007

As of November 15, 2007 Note: Peer group consists of the following: AMFI, BUSE, CHCO, CHFC, CTBI, FFBC, FINB, FMBI, FPFC, FRME, HTLF, IBCP, MBFI, MBHI, MSFG, ONB, OSBC, PRK, RBCAA, SRCE, THFF, UBSI, WSBC Shareholder Return and Outlook for 2007 IBNK Price Performance Opportunity for Price to Earnings multiple expansion

Attractive Relative Value As of November 15, 2007

Summary of Analyst Coverage

Conclusion Growing our Retail and Business customer base faster than our underlying market growth. Transforming our Balance Sheet and market demographic mix. Improving our Margin and Operating Leverage. Market Price does not reflect these results.

Questions and Answers

Growing, Transforming, and Improving

For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794 Thank You

Appendix

Appendix - 3Q SUMMARY OPERATING RESULTS Here is a summary of Integra's third quarter 2007 operating results: Net income of $9.2 million for third quarter of 2007 Compared with $8.3 million for second quarter 2007 Compared with $8.2 million for third quarter 2006 Diluted net income per share of $0.45 for third quarter 2007 Compared with $0.41 for second quarter 2007 Compared with $0.46 for third quarter 2006 Return on assets of 1.13% for third quarter 2007 Compared with 1.04% for second quarter 2007 Compared with 1.19% for third quarter 2006 Return on equity of 11.34% for third quarter 2007 Compared with 10.71% for second quarter 2007 Compared with 14.06% for third quarter 2006

Appendix - 3Q SUMMARY OPERATING RESULTS Continued summary of Integra's third quarter 2007 operating results: Net interest margin of 3.52% for third quarter 2007 Compared with 3.40% for second quarter 2007 Compared with 3.41% for third quarter 2006 Allowance for loan losses of $26.4 million or 1.15% of loans at September 30, 2007 Compared with $26.4 million or 1.19% at June 30, 2007 Compared with $21.4 million or 1.19% at September 30, 2006 Equaled 164.5% of non-performing loans at September 30, 2007, compared with 191.6% at June 30, 2007 and 271.0% at September 30, 2006 Non-performing loans of $16.1 million or 0.70% of loans at September 30, 2007 Compared with $13.8 million or 0.62% of loans at June 30, 2007 Compared with $7.9 million or 0.44% at September 30, 2006 Annualized net charge-off rate of 0.13% for third quarter 2007 Compared with 0.22% for second quarter 2007 Compared with 0.13% for third quarter 2006

Appendix - 3Q REGIONAL BALANCE SHEET